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                                                                    EXHIBIT 23.4

              [LETTERHEAD OF RUMSEY & HUCKABY, P.C. APPEARS HERE]

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-8 of our report dated February 28, 1995, on our audits of the financial statements of Service Supply Systems, Inc. and Subsidiary for the years ended December 31, 1994, 1993 and 1992. We also consent to the reference to our firm under the caption "Experts."


/s/ RUMSEY & HUCKABY, P.C.

Cordele, Georgia
January 14, 1997